UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
June 28, 2006

RELIANCE STEEL & ALUMINUM CO.
(Exact name of registrant as specified in its charter)

California (State or other jurisdiction of incorporation)	001-13122 (Commission File Number)	95-1142616 (I.R.S. Employer Identification Number)
350 S. Grand Ave., Suite 5100
Los Angeles, CA 90071
(Address of principal executive offices)
(213) 687-7700
(Registrant’s telephone number, including area code)
Not applicable.
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX

Item 8.01 Other Events.
As reported in that Current Report on Form 8-K filed April 7, 2006, Reliance Steel & Aluminum Co., a California corporation (“Reliance”), completed its acquisition of Earle M. Jorgensen Company, a Delaware corporation (“EMJ”), on April 3, 2006. EMJ was merged with and into (the “Merger”) RSAC Acquisition Corp., a Delaware corporation (the “Surviving Corporation”), which, as the surviving corporation, continues to operate as a wholly-owned subsidiary of Reliance, and the Surviving Corporation changed its name to “Earle M. Jorgensen Company” pursuant to that certain Agreement and Plan of Merger (the “Merger Agreement”), dated January 17, 2006 by and among Reliance, the Surviving Corporation and EMJ as described in that Form 8-K Current Report filed January 20, 2006.
Prior to the Merger, EMJ had entered into an amended consent order that was approved by the Department of Labor pursuant to which EMJ was to make a special contribution in the form of common stock and cash, payable in two installments, to EMJ’s retirement savings plan. One of the installments was made by EMJ in its fiscal year, ending March 31, 2006. Reliance assumed EMJ’s liabilities under the amended consent order with respect to the second installment pursuant to the Merger Agreement. On April 11, 2006, Reliance filed a Registration Statement on Form S-8 (File No. 333-133221) to register up to 64,501 shares of Reliance’s common stock, no par value, to be issued to the Earle M. Jorgensen Retirement Savings Plan (“Retirement Savings Plan”) for the stock portion of that second installment. On June 28, 2006, Reliance issued 39,144 shares of Reliance common stock to the Retirement Savings Plan. On May 18, 2006 the Surviving Corporation paid $311,986 to persons who were no longer employees of the Surviving Corporation but were former participants of the Retirement Savings Plan. The contribution together with the payment fulfilled EMJ’s obligations under the amended consent order.
The foregoing description does not purport to be complete and is qualified in its entirety by reference to the full text of the agreements previously filed with the SEC or attached hereto as exhibits.
Item 9.01 Financial Statements and Exhibits
(a)	Financial Statements of Businesses Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

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(c)	Shell Company Transactions.

N/A

(d)	Exhibits.
4.1	Form of Earle M. Jorgensen Retirement Savings Plan (As Amended and Restated Effective as of August 1, 2005). Incorporated by reference to Exhibit 4.1 of that Form 8-K filed April 11, 2006.

4.2	Assignment and Assumption Agreement dated April 3, 2006 by and among Earle M. Jorgensen Company, Reliance Steel l& Aluminum Co. and RSAC Acquisition Corp. Incorporated by reference to Exhibit 4.2 of that Form 8-K filed April 11, 2006.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

RELIANCE STEEL & ALUMINUM CO.

Dated: June 28, 2006	By:	/s/ David H. Hannah

David H. Hannah
Chief Executive Officer

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EXHIBIT INDEX
4.1	Form of Earle M. Jorgensen Retirement Savings Plan (As Amended and Restated Effective as of August 1, 2005). Incorporated by reference to Exhibit 4.1 of that Form 8-K filed April 11, 2006.
4.2	Assignment and Assumption Agreement dated April 3, 2006 by and among Earle M. Jorgensen Company, Reliance Steel l& Aluminum Co. and RSAC Acquisition Corp. Incorporated by reference to Exhibit 4.2 of that Form 8-K filed April 11, 2006.